Supplement dated June 6, 2005 to Prospectus dated May 1, 2005

THE GUARDIAN INVESTOR INDIVIDUAL VARIABLE ANNUITY

The following information should be read in conjunction with the Prospectus dated May 1, 2005 for The Guardian Investor Individual Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account D. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

1. Page 32 of the Prospectus is amended by adding the following paragraph to the end of the section entitled, “Contingent deferred sales charge”:

•	We don’t impose deferred sales charges on contracts bought by contract owners of qualified contracts who are required by the terms of their qualified retirement plan document to withdraw the entire accumulation value of their contract and provide it to the plan administrator for calculation and funding, if applicable, of post-retirement health care benefits. This waiver is conditioned on the contract owner agreeing to purchase a new annuity contract and returning to GIAC the entire accumulation value of the previous contract (less any amount deducted to fund post-retirement health care benefits, if applicable) immediately after this calculation is completed by the plan administrator.